UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective as of February 19, 2025, the Board of Directors (the “Board”) of BCB Bancorp, Inc. (the “Company”) amended and restated its bylaws to, among other things, (i) allow for the option of virtual shareholder meetings by means of the Internet or other electronic communications technology (Sections 2.3 and 2.4); (ii) clarify the procedures for an action of the shareholders by written consent (Section 2.7); (iii) clarify that the appointment of an inspector of election for and in advance of any meeting of shareholders of the Company is mandatory (Section 2.9); (iv) clarify who shall preside at the annual meeting of shareholders (Section 2.12); (v) change the range of the number of directors constituting the whole Board to not less than five and not more than 15 in number (it was not less than one and not more than 25) (Section 3.1); (vi) eliminate the provision in Section 3.1 that required a person, in order to qualify for election as a director of the Company, to have been a shareholder of record of the Company for at least three years owning common or preferred stock of the Company with either an aggregate par, fair market, or equity value of at least $1,000; (vii) add the stock ownership requirements of the New Jersey Banking Act (Section 3.2); (viii) mandate the designation of the Audit, Compliance, Compensation and Nominating and Corporate Governance committees (Section 3.6); (ix) delete the requirement to mail notice of Board special meetings, so that only electronic mail notice is required (Section 3.9); (x) delete the duty of each shareholder to notify the Company of his or her post office address; and (xi) make certain other miscellaneous changes. The foregoing description of the amendments to the bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are attached as part of this report.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: February 25, 2025	By:	/s/ Ryan Blake
Ryan Blake
Executive Vice President, Chief Operating Officer and Corporate Secretary
(Duly Authorized Representative)

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